Archer Announces Fourth Quarter & Full Year 2024 Results, Sets Plans For Midnight Commercial Deployments Ahead Of FAA Certification Archer Chief Pilot Jeff Greenwood With The Company’s Midnight Aircraft ● Unveiled “Launch Edition” commercialization program with Abu Dhabi Aviation (ADA) as its first customer, establishing a playbook to deploy Midnight commercially to dozens of early adopter markets in advance of type certification of the aircraft by the FAA ● Eyeing strong demand in the defense market and beyond for its planned hybrid aircraft that it is developing under an exclusive partnership with Anduril Industries Inc. (“Anduril”) ● Starting production of the first Midnight aircraft at its ARC facility in Covington with plans to build up to 10 Midnight aircraft this year to support ongoing certification testing programs and deployments with key partners

● Maintaining one of the strongest balance sheets in our industry with over $1B1 in liquidity all while spending remained relatively flat for the second straight quarter SANTA CLARA, CA, Feb 27, 2025 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the fourth quarter and fiscal year ended December 31, 2024. The Company issued a shareholder letter discussing those results, as well as its first quarter 2025 estimates. Commenting on fourth quarter 2024 results, Adam Goldstein, Archer’s founder and CEO said: “With our new Launch Edition program now in place and aircraft production starting at ARC, we are on track to deliver our first revenue-generating Midnight aircraft later this year. Our billion-dollar plus liquidity position gives us the resources we need to execute against our civil and defense business strategies while also setting us up to seize new opportunities around AI and more.” Live Webcast Details Archer will host a live webcast to discuss its results at 2:00 p.m. Pacific Time today. The live webcast and replay is accessible via our investor relations website at investors.archer.com or conference call by dialing 404-975-4839 (domestic) or +1 833-470-1428 (international) and entering the access code 673149. Fourth Quarter Highlights Early Commercial Deployment of Aircraft Archer announced a comprehensive “Launch Edition” commercialization program for its Midnight aircraft. The goal of this program is to establish a pragmatic and repeatable playbook to deploy Midnight commercially in dozens of early adopter markets in advance of type certification of the aircraft by the FAA. This approach is intended to enable Archer to build operational expertise, generate revenue and continue to strengthen long-term demand. Abu Dhabi Aviation (ADA) will be Archer’s first Launch Edition customer, with plans to deploy an initial fleet of Midnight aircraft beginning later this year. In addition to the Launch Edition aircraft, Archer also plans to provide ADA with a team of pilots, technicians and engineers to support the initial operational ramp, helping ensure a safe and efficient deployment.. Outsized Defense Opportunity In December, Archer announced an exclusive partnership with Anduril to jointly develop a hybrid vertical take off and landing (VTOL) aircraft for critical defense applications. Archer believes the potential demand for this aircraft is stronger than expected. Archer is working closely with Anduril 1 Includes Q4’24 ending cash balance of $835M, and the $302M raised through our equity offering in February that was previously announced.

on future vertical lift use cases for defense, and expects this to result in sizable programs of record without the need to certify these aircraft with the FAA. Starting Production at ARC Archer is now starting production of its first Midnight aircraft at its ARC facility in Covington, GA. Archer is planning to build up to 10 Midnight aircraft this year to support ongoing certification testing programs and deployments with its key partners. Liquidity Position Archer’s total liquidity is now over $1B1. Archer has long maintained one of the strongest balance sheets in its industry, and, with the additional capital raised since the end of Q3’24, has further strengthened its leadership position. Archer’s spending in Q4’24 remained within its guided range, and stayed nearly flat for the second straight quarter.

Fourth Quarter and Fiscal 2024 Financial Results Q4 2024 (GAAP) Q4 20241 (Non-GAAP) FY 2024 (GAAP) FY 20241 (Non-GAAP) Total Operating Expenses $ 124.2M $ 98.3M $ 509.7M $ 380.6M Net Loss $ (198.1M) NA $ (536.8M) NA Adjusted EBITDA NA $ (94.8M) NA $ (368.9M) Cash and Cash Equivalents $ 834.5M NA $ 834.5M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q4 2024 and FY 2024.” First Quarter 2025 Financial Estimates Archer’s financial estimates for first quarter of 2025 are as follows: ● Adjusted EBITDA to be a loss of $95 million to $110 million We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2025 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer is designing and developing the key enabling technologies and aircraft necessary to power the future of aviation. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans and expectations, including statements regarding its expected financial results for the first quarter of 2025, business strategy and plans, aircraft performance, the design and target specifications of our aircraft, the pace at which Archer intends to design, develop, certify, conduct test flights, manufacture and commercialize its planned eVTOL aircraft, business opportunities, the production timeline, ramp-up and volume of its manufacturing facilities, indicative orders for aircraft in agreements with third parties, its plans with respect to its strategic partnership with Anduril, projected demand for Archer’s aircraft and services, including its “Launch Edition” commercialization program and associated deployment of aircraft, and international expansion. In addition, this press release refers to signed agreements with third parties on certain key terms which are conditioned on the future execution by the parties of additional binding definitive agreements incorporating those terms, which definitive agreements may not be completed or may contain different terms. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K, which is or will be available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q4 2024 and FY 2024 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months and twelve months ended December 31, 2024 is set forth below. Three Months Ended December 31, 2024 Twelve Months Ended December 31, 2024 Total operating expenses $ 124.2 $ 509.7 Adjusted to exclude the following: Stellantis warrant expense (1) (2.0) (8.1) Stock-based compensation (2) (23.9) (108.8) Technology and dispute resolution agreements (3) - (12.0) General and administrative warrant expense - (0.2) Non-GAAP total operating expenses $ 98.3 $ 380.6 (1) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (2) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grant issued to our founder in connection with the closing of the business combination. (3) Amounts reflect charges related to the technology and dispute resolution agreements (the “Boeing Wisk Agreements”) reached on August 10, 2023, between us, Wisk Aero LLC and the Boeing Company.

Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months and twelve months ended December 31, 2024 is set forth below. Three Months Ended December 31, 2024 Twelve Months Ended December 31, 2024 Net loss $ (198.1) $ (536.8) Adjusted to exclude the following: Other (income) expense, net (1) 80.1 48.8 Interest income, net (6.0) (21.9) Income tax expense (0.2) 0.2 Depreciation and amortization expense 3.5 11.7 Stellantis warrant expense (2) 2.0 8.1 Stock-based compensation (3) 23.9 108.8 Technology and dispute resolution agreements (4) - 12.0 General and administrative warrant expense - 0.2 Adjusted EBITDA $ (94.8) $ (368.9) (1) Amounts include changes in fair value of the public and private warrants, which are classified as warrant liabilities, and gain on share issuance. (2) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grant issued to our founder in connection with the closing of the business combination. (4) Amounts reflect charges relating to the Boeing Wisk Agreements.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter and year ended December 31, 2024, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to Stellantis and vendors, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Technology and Dispute Resolution Agreements: Amounts reflect charges relating to the Boeing Wisk Agreements.

Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###